Rule 497(e)
                                                             File Nos. 333-01153
                                                                   and 811-07549

                            SCHWAB SELECT ANNUITY(TM)
              Issued by Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                    Supplement dated January 24, 2000 to the
                    Prospectus for the Schwab Select Annuity
                                dated May 1, 1999

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                    On March 3, 2000, the eight Sub-Accounts
                   previously closed to new Investments will be
                discontinued from the Schwab Select Annuity.(TM)
                 Any remaining balances will be reallocated to a
                    Substitute Sub-Account as outlined below.
  ----------------------------------------------------------------------------

Great-West  Life & Annuity  Insurance  Company has  requested  an order from the
Securities and Exchange Commission ("SEC") to permit a substitution of the shares of the Portfolios held in eight Sub-Accounts (the "Deleted Sub-Accounts"). It is expected that the SEC will issue the order in early February approving the substitution. After the order is issued, your Annuity Account Value, if any, held in the Deleted Sub-Accounts will be reallocated to the following Sub-Accounts (the "Substitute Sub-Accounts") on March 3, 2000.

       -------------------------------------------------------- -----------------------------------------------------
                        Deleted Sub-Accounts                                  Substitute Sub-Accounts
       -------------------------------------------------------- -----------------------------------------------------
       -------------------------------------------------------- -----------------------------------------------------
                         Van Eck Hard Assets                                Janus Aspen Worldwide Growth
       -------------------------------------------------------- -----------------------------------------------------
       -------------------------------------------------------- -----------------------------------------------------
                     Lexington Emerging Markets                           Janus Aspen International Growth
       -------------------------------------------------------- -----------------------------------------------------
       -------------------------------------------------------- -----------------------------------------------------
                   Stein Roe Small Company Growth                                 SAFECO RST Growth
                (formerly Stein Roe Special Venture)
       -------------------------------------------------------- -----------------------------------------------------
       -------------------------------------------------------- -----------------------------------------------------
                      INVESCO VIF Total Return                               INVESCO VIF Equity Income
       -------------------------------------------------------- -----------------------------------------------------
       -------------------------------------------------------- -----------------------------------------------------
                   Janus Aspen Aggressive Growth,
                Alger American Small Capitalization,                           Alger American Growth
                       Strong Discovery II and
              American Century VP Capital Appreciation
       -------------------------------------------------------- -----------------------------------------------------

With regard to the substitutions involving the Van Eck Hard Assets and the Alger American Small Capitalization Sub-Accounts, although the corresponding underlying portfolios have essentially the same investment objectives, we would like to call to your attention certain differences in the means by which they pursue these objectives.

The Van Eck Worldwide Hard Assets Fund invests primarily in securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate or commodities. The Janus Aspen Worldwide Growth Portfolio invests primarily in common stocks of companies of any size throughout the world that are selected for their growth potential.

The stated investment strategy of the Alger American Small Capitalization Portfolio is to invest primarily in small-cap companies and the stated investment objective of the Alger American Growth Portfolio is to invest primarily in companies with a market capitalization in excess of $1 billion. Despite its name, the Alger American Small Capitalization Portfolio has been classified as a mid-cap fund by the Morningstar rating organization due to the nature of its investment portfolio. The Alger American Growth Portfolio has been classified by Morningstar as a large-cap fund.

For more information, please refer to the prospectuses for these Portfolios.


                               What You Need to Do

You may transfer your account balance in any of the Deleted Sub-Accounts to one or more of the available Sub-Accounts offered through the Schwab Select Annuity on or before March 2, 2000. Otherwise, your balance will be automatically reallocated to the corresponding Substitute Sub-Accounts as outlined above. Of course, after March 3, 2000, you may transfer account balances that have been reallocated to the Substitute Sub-Accounts to any one or more of the available Sub-Accounts.

The following transfers will not be counted as one of the twelve free transfers permitted in a calendar year and will not result in a transfer fee being assessed if you have already used your twelve free transfers:

o Any transfer out of a Deleted Sub-Account prior to March 3, 2000. o Any transfer out of a Substitute Sub-Account between March 3, 2000 and April 3, 2000.

This transfer fee waiver will be in effect until 4:00 p.m. ET, April 3, 2000.

                     How to transfer to Another Sub-Account

To transfer assets or if you have any questions and would like to speak with a customer service representative, please call 1-800-838-0650, Monday - Friday, 6:00 a.m. to 4:30 p.m. Pacific time.

                      Please retain this notification along
                   with your Prospectus for future reference.